CENTENNIAL MONEY MARKET TRUST
                           CENTENNIAL GOVERNMENT TRUST
                           CENTENNIAL TAX EXEMPT TRUST
                       Supplement dated May 1, 1997 to the
                        Prospectus dated November 1, 1996

The Prospectus is changed as follows:

1. In "Exchange Privilege" under "Exchanges of Shares" on page A-9, the second sentence of the fourth paragraph is replaced by the following:

The redemption proceeds of shares of a Trust acquired by exchange of Class A shares of an Eligible Fund purchased subject to a CDSC, that are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged shares (18 months for shares purchased prior to May 1, 1997), will be subject to the CDSC as described in the prospectus of that other Eligible Fund. In determining whether the CDSC is payable, shares of the Trust not subject to the CDSC are redeemed first, including shares purchased by reinvestment of dividends and capital gains distributions from any Eligible Fund or shares of the Trust acquired by exchange of shares of Eligible Funds on which a front-end sales charge was paid or credited, and then other shares are redeemed in the order of purchase.

2. The section captioned "Exchanges of Shares" is revised by adding the following after the sub-section captioned "General Information on Exchanges" on page A-10:

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


May 1, 1997                                                           PS000.005